SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): February 23, 1999



                        ENTERTAINMENT DIGITAL NETWORK INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                 000-21659               84-1273795
----------------------------   --------------------     -------------------
       (State or other         (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


    One Union Street, San Francisco, California                     94111
-------------------------------------------------------            --------
    (Address of principal executive office)                       (Zip Code)


    Registrant's telephone number, including area code:    (415) 274-8800

                                 EDnet, Inc.
                         Former Name of Registrant

Item 5:  Other Events:  Change of Registrant's Name and State of Domicile.

         On February 23, 1999, the registrant, formerly known as EDnet, Inc. changed its name to Entertainment Digital Network, Inc. and changed its state of domicile from Colorado to Delaware. The name change and change of domicile were accomplished by the filing of a certificate of merger with the Secretary of State of the State of Delaware merging the registrant into a Delaware subsidiary formed solely for this purpose, which has assumed all assets and liabilities of the registrant.

         Certificates representing shares of the registrant's Common Stock which bear the former name remain valid. The registrant does not anticipate replacing such existing stock certificates with stock certificates bearing the new name.




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ENTERTAINMENT DIGITAL NETWORK INC.


March 11, 1998                                By: /s/ David Gustafson
                                              ------------------------------
                                              David Gustafson, Secretary and
                                                     Chief Financial Officer